UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

SEAPORT ENTERTAINMENT GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-42113	99-0947924
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

199 Water Street, 28th Floor	10038
New York, NY	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 732-8257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

The board of directors (the “Board”) of Seaport Entertainment Group Inc. (the “Company”) established June 9, 2025 as the date of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and the close of business on April 16, 2025 as the record date for the determination of stockholders entitled to receive notice of and vote at the 2025 Annual Meeting. The time and location of the 2025 Annual Meeting will be specified in the Company’s proxy statement for the 2025 Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “2025 Proxy Statement”).

Pursuant to the Company’s amended and restated bylaws (the “Bylaws”), because the date of the 2025 Annual Meeting will be more than 30 days before July 18, 2024, the Company is filing this Current Report on Form 8-K to provide stockholders with notice of the deadlines for the submission of any qualified stockholder proposals for the 2025 Annual Meeting.

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals intended to be presented at the 2025 Annual Meeting and included in the 2025 Proxy Statement must be sent in writing to the Company at its principal executive offices, addressed to the Company’s corporate secretary and received by the Company no later than a reasonable time before the Company begins to print and mail the proxy materials for the 2025 Annual Meeting. Accordingly, the Board has fixed the deadline for submission of proposals to be included in the 2025 Proxy Statement as April 7, 2025.

In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered at the 2025 Annual Meeting, the proposal must contain the information required by, and otherwise comply with, the Bylaws. Pursuant to the Bylaws, such proposals must be delivered to, or mailed and received at, the Company’s principal executive offices between the 120th day prior to the date of the 2025 Annual Meeting and the later of (i) the 90th day prior to the date of the 2025 Annual Meeting and (ii) the tenth day following the date on which public announcement of the date of the 2025 Annual Meeting is first made. Accordingly, the deadline for stockholder proposals submitted outside of Rule 14a-8 is April 7, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2025	SEAPORT ENTERTAINMENT GROUP INC.

	By:	/s/ Lucy Fato
	Name:	Lucy Fato
	Title:	EVP, General Counsel & Corporate Secretary